Exhibit 10.12

RESTRICTED STOCK AWARD

under the 2004 Long-Term Incentive Plan of Fossil, Inc.

This RESTRICTED STOCK AWARD (the “Award”), is entered into effect as of the date of grant (the “Effective Date”).

W  I  T  N  E  S  S  E  T  H:

WHEREAS, Fossil, Inc., a Delaware corporation (the “Company”) has adopted the 2004 Long-Term Incentive Plan of Fossil, Inc. (the “Long-Term Incentive Plan”), effective as of the Effective Date (as defined in the Long-Term Incentive Plan), with the objective of advancing the best interests of the Company, its Subsidiaries and its stockholders in order to attract, retain and motivate key employees with additional incentives through the award of Restricted Shares of Common Stock of the Company; and

WHEREAS, the Long-Term Incentive Plan provides that Eligible Participants of the Company or its Subsidiaries, as determined in the judgment of the Committee, may be granted an Award of Restricted Shares of common stock, par value $.01 per share (“Common Stock”), of the Company;

NOW, THEREFORE, the Participant identified in the Notice of Grant is hereby awarded shares of Restricted Stock in accordance with the following terms:

1. Grant of Award; Restricted Stock. Subject to the terms and conditions set forth in the Long-Term Incentive Plan, this Award and in the Notice of Grant, the Company hereby grants to the Participant an award of Restricted Stock specified in the Notice of Grant, subject to adjustment from time to time as provided in Section 14 of the Long-Term Incentive Plan.

2. Restrictions on Transfer. Stock certificates representing the Restricted Stock granted hereunder shall be registered in the Participant’s name. Prior to the shares of Restricted Stock becoming vested, such certificates shall be held by the Company on behalf of the Participant and shall bear a legend to restrict transfer of the certificate until the Restricted Stock has vested, as set forth in Paragraph 3 hereof. Except as may otherwise be expressly permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, or pledged by the Participant until such share has vested in accordance with the terms hereof, other than by will or by the laws of descent and distribution. At the time Restricted Stock vests (and upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the Participant (or the beneficiary designated by the Participant in the event of death), free of all such restrictions.

The terms of this Agreement and the Long-Term Incentive Plan applicable to the Restricted Stock granted hereunder shall be binding upon the executors, administrators, heirs and successors of the Participant.

3. Vesting. If the Participant remains continuously employed by the Company or a Subsidiary, the Restricted Stock shall vest in accordance with the vesting schedule set forth in the Notice of Grant (it being understood that the right to transfer the Restricted Stock shall be cumulative, so that the Participant may transfer on or after any such anniversary that number of shares of Restricted Stock which the Participant was entitled to transfer but did not transfer during any preceding period or periods). Notwithstanding the vesting conditions set forth herein: (i) the Committee may in its discretion at any time accelerate the vesting of Restricted Stock or otherwise waive or amend any conditions of a grant of a Restricted Stock; and (ii) all the Restricted Stock shall vest upon a Change in Control of upon the death of the Participant.

4. Termination in Event of Nonemployment. In the event that the Participant ceases to be employed by the Company or any of its Subsidiaries for any reason other than death, the Restricted Stock granted pursuant to this Agreement shall be forfeited, except to the extent that they have vested and become transferable in accordance with the provisions of paragraph 3 on the date the Participant ceases to be so employed. In the event of a forfeiture of the Restricted Stock upon the Participant’s termination of employment before all the Participant’s Restricted Stock has vested, any purchase price paid by the Participant shall be returned to the Participant.

5. Assignability. The rights granted pursuant hereto shall not be assignable or transferable by the Participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Any attempt to do so contrary to the provisions hereof shall be null and void. No assignment of the rights herein granted shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such documents and evidence as the Company may deem necessary to establish the validity of the assignment and the acceptance by the assignee or assignees of the terms and conditions hereof.

6. Rights as a Stockholder. Except as otherwise provided in this Agreement, the Participant shall have, with respect to the Restricted Stock granted pursuant to this Award before it has vested, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.

7. Administration. The Committee shall have the power to interpret the Long-Term Incentive Plan, the Notice of Grant and this Award, and to adopt such rules for the administration, interpretation, and application of the Long-Term Incentive Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Long-Term Incentive Plan or this Award.

8. Section 83(b) Election. If the Participant is subject to a “substantial risk of forfeiture” of the Restricted Stock granted hereunder, such Participant may elect under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in his gross income, for the taxable year in which the Restricted Stock is received, the excess of the Fair Market Value of such Restricted Stock on the date of grant (determined without regard to any restriction other than one which by its terms will never lapse), over the amount paid for the Restricted Stock. If the Participant makes the Section 83(b) election, the Participant shall (a) make such election in a manner that is satisfactory to the Committee, (b) provide the Company with a copy of such election, (c) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (d) agree to such federal and state income tax withholding as the Committee may reasonably require in its sole discretion. The Participant is hereby advised to consult immediately with his own tax advisor regarding the tax consequences of this Award, the method and timing for filing an election to include this Award in income under Section 83 of the Code, and the tax consequences of such an election.

9. Tax Withholding Obligations. The Participant shall be required to deposit with the Company an amount of cash equal to the amount determined by the Company to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state, or local statute, ordinance, rule, or regulation in connection with the award of the Restricted Stock. Alternatively, the Company may, at its sole election, (i) withhold the required amounts from the Participant’s pay during the pay periods next following the date on which any such applicable tax liability otherwise arises, or (ii) withhold a number of shares of Common Stock otherwise deliverable having a Fair Market Value sufficient to satisfy the statutory minimum of all or part of the Participant’s estimated total federal, state, and local tax obligations associated with vesting or award of the Restricted Stock.

10. Restrictions and Related Representations. Upon the acquisition of any Restricted Stock hereunder, the Participant may be required to enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws, the Long-Term Incentive Plan, the Notice of Grant or with this Award. In addition, the certificate or certificates representing any Restricted Stock issued hereunder will be stamped or otherwise imprinted with a legend in such form as the Company may require with respect to any applicable restrictions on sale or transfer, and the stock transfer records of the Company will reflect stop-transfer instructions, as appropriate, with respect to such Restricted Stock.

11. Notices and Electronic Delivery. Unless otherwise provided herein, any notice or other communication hereunder shall be in writing and shall be given by registered or certified mail unless the Company, in its sole discretion, decides to deliver any documents relating to the Award or future awards that may be granted under the Long-Term Incentive Plan by electronic means or to request the Participant’s consent to participate in the Long-Term Incentive Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Long-Term Incentive Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. All notices by the Participant hereunder shall be directed to Fossil, Inc., Attention: Secretary, at the Company’s then current address unless the Company, in writing or electronically, directs the Participant otherwise. Any notice given by the Company to the Participant hereunder shall be directed to him at his address on file with the Company and shall be effective to bind any other person who shall acquire rights hereunder. The Participant shall be deemed to have familiarized himself with all matters contained herein and in the Long-Term Incentive Plan which may affect any of the Participant’s rights or privileges hereunder.

12. Scope of Certain Terms. Whenever the term “Participant” is used herein under circumstances applicable to any other person or persons to whom this Award may be assigned in accordance with the provisions of Paragraph 5 (Assignability) of this Agreement, it shall be deemed to include such person or persons. The term “Long-Term Incentive Plan” as used herein shall be deemed to include the 2004 Long-Term Incentive Plan of Fossil, Inc. and any subsequent amendments thereto, together with any administrative interpretations which have been adopted thereunder by the Committee pursuant to Section 5 of the Long-Term Incentive Plan. Unless otherwise indicated, defined terms herein shall have the meaning ascribed to them in the Long-Term Incentive Plan.

13. General Restrictions. This Award is subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law; (b) the consent or approval of any government regulatory body; or (c) an agreement by the recipient of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

14. Adjustments for Changes in Capitalization. In the event of any stock dividends, stock splits, recapitalizations, combinations, exchanges of shares, mergers, consolidations, liquidations, split-ups, split-offs, spin-offs or other similar changes in capitalization, or any distributions to stockholders, including a rights offering, other than regular cash dividends, changes in the outstanding stock of the Company by reason of any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any similar capital adjustment or the payment of any stock dividend, any share repurchase at a price in excess of the market price of the Common Stock at the time such repurchase is announced or other increase or decrease in the number of such shares, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Long-Term Incentive Plan, in the number, price or kind of shares covered by the Awards and in any outstanding Awards under the Long-Term Incentive Plan. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

15. No Right of Employment. Neither the granting of this Award nor any provision of the Long-Term Incentive Plan or this Award shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any Subsidiary to employ the Participant for any specified period.

16. Amendment. This Award may be amended only by a writing executed by the Company and the Participant which specifically states that it is amending this Award. Notwithstanding the foregoing, this Award may be amended solely by the Committee by a writing which specifically states that it is amending this Award, so long as a copy of such amendment is delivered to the Participant, and provided that no such amendment adversely affecting the rights of the Participant hereunder may be made without the Participant’s written consent. Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Participant, the provisions of the Restricted Stock or this Award in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to Restricted Stock which are then subject to restrictions as provided herein.

17. Incorporation of the Long-Term Incentive Plan. This Agreement is subject to the Long-Term Incentive Plan, a copy of which has been furnished to the Participant herewith and for which the Participant acknowledges receipt. The terms and provisions of the Long-Term Incentive Plan are incorporated by reference herein. In the event of a conflict between any term or provision contained herein and a term or provision of the Long-Term Incentive Plan, the applicable terms and provisions of the Long-Term Incentive Plan shall govern and prevail.

18. Severability. If one or more of the provisions of this Award shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award to be construed so as to first the intent of this Award and the Long-Term Incentive Plan.

19. Construction. The Restricted Stock is being issued pursuant to Section 7 of the Long-Term Incentive Plan and are subject to the terms of the Long-Term Incentive Plan. A copy of the Long-Term Incentive Plan has been given to the Participant, and additional copies of the Long-Term Incentive Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Award violates or is inconsistent with an express provision of the Long-Term Incentive Plan, the Long-Term Incentive Plan provision shall govern and any inconsistent provision in this Award shall be of no force or effect.

20. Governing Law. The Restricted Stock grant and the provisions of this Award are governed by, and subject to, the laws of the State of Delaware, as provided in the Long-Term Incentive Plan.

Enclosure: 2004 Long-Term Incentive Plan of Fossil, Inc.